================================================================================

                                       FUND:
                                  FMC SELECT FUND
                                  P.O. Box 419009
                            Kansas City, MO 64141-6009

                                     ADVISER:
                                FIRST MANHATTAN CO.
                                437 Madison Avenue
                                New York, NY 10022

                                   DISTRIBUTOR:
                         SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456

                                  ADMINISTRATOR:
                                SEI FUND RESOURCES
                                  Oaks, PA 19456

                                  LEGAL COUNSEL:
                            MORGAN, LEWIS & BOCKIUS LLP
                                1800 M Street N.W.
                               Washington, DC 20036

                          INDEPENDENT PUBLIC ACCOUNTANTS:
                                ARTHUR ANDERSEN LLP
                                1601 Market Street
                              Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

================================================================================
FMC-F-004-03


================================================================================

                                FMC SELECT FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997

ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

                                                                    FMC-F-004-03

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 10.1% for the six months ended April 30, 1997, compared to a total return of 12.1% for the Fund's benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. From inception on May 8, 1995 through April 30, 1997, the Fund had a total return of 51.0% versus 50.5% for the benchmark. As of April 30, 1997, 82% of the Fund's assets were invested in equities, well within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash.

Over the past six months equity performance has been dominated by companies with the largest market capitalizations. In fact, during the period over 75% of the total return of the S&P 500, the index commonly used to measure large cap stocks, came from the companies with the thirty largest market capitalizations. As of April 30, 1997, only 40% of the Fund's equity portion was invested in large cap stocks, with 35% invested in mid-cap stocks and 25% invested in small cap stocks. The Fund's skewing away from the large cap stocks is in keeping with our philosophy of investing in high quality businesses selling at attractive prices -- regardless of whether they are large, medium or small.

                       -------------------------------
                                TOTAL RETURN 1
                       -------------------------------
                                          Annualized
                        One Year        (Inception (2)
                         Return            to Date)
                       -------------------------------
                         15.91%             23.14%
                       -------------------------------

Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year Corporate/Government Index, and an 80/20 blend of the above S&P and Merrill Indices

[LINEGRAPH OMITTED]

[PLOT POINTS]

                                       5/31/95      10/95      10/96       04/97
--------------------------------------------------------------------------------
FMCSELECT FUND                         $10,000     $10,844    $13,445    $14,808

S&P 500 COMPOSITE INDEX                $10,000     $11,005    $13,654    $15,663

MERILL 1-10 YEAR CORP./GOV'T. INDEX    $10,000     $10,353    $10,948    $11,149

80/20 BLEND OF THE ABOVE
    S&P AND MERRILL INDICES            $10,000     $10,873    $13,093    $14,682


1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. 2 The FMC Select Fund commenced operations on May 8, 1995.

The focus of our investment process remains on fundamentals such as returns on equity, free cash flow and a valuation which provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and significantly less cyclical exposure than the overall economy. While these qualities may be underappreciated after six consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. The table shows that the Fund is invested in profitable businesses selling at attractive valuations.

--------------------------------------------------------------------------------
                                  FMC SELECT FUND      S&P INDUSTRIALS INDEX
                                  ---------------      ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]             24%                     18%
Period Needed to Retire
   Debt from Free Cash Flow [2]        2 Years                 4 Years
Estimated Annual EPS Growth
   for 1997-2001                       13%                     8%

VALUATION
---------
1998 Estimated Price/Earnings          13.8X                   17.6X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 3/31/97 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P should expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e. the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating a business' fundamentals.

PORTFOLIO COMPOSITION

[PIECHART OMITTED]

Other Equity                             11%
U.S. Gov't Agency Obligations             3%
Packaging                                 4%
Consumer Products                         4%
Miscellaneous Business Services           4%
Healthcare                                5%
Corporate Obligations                     6%
Food, Beverage & Tobacco                  7%
Media                                    14%
Financial Services                       10%
Miscellaneous Industrial                  9%
Banking                                   8%
U.S. Treasury Obligations                 8%
Retail                                    7%

The two largest equity positions we have added since our last report have been Cognizant and Idex. Both have high ROEs, strong free cash flows, solid balance sheets and managements who work in the shareholders' interest.

Cognizant (CZT) is the leading provider of market information to the drug (IMS International), broadcasting (Nielsen Media Research) and computer hardware and software (51% owned Gartner Group) industries. The company was formed in November 1996 pursuant to the spin-out by Dun & Bradstreet of its three highest quality businesses. CZT earned a 29% ROE in 1996 on a balance sheet with over $2/share in net cash.

All three of CZT's core businesses have high levels of recurring revenue (75%+), pricing flexibility and high margins (20%+ operating margins) by merit of providing vital information where the value to the client is significantly above CZT's price or cost. All three serve industries with below-average exposure to the US economic cycle, which have been growing two to five times as fast as GNP and whose growth is likely to persist at these rates. We purchased CZT at 15X 1998 estimated EPS of $2.10 or a 15% discount to the S&P Industrials. We believe that earnings are likely to grow at 16-20% from 1997-1999, a rate well above that of the S&P Industrials, and with a far higher degree of predictability.

IDEX (IEX) is a highly profitable ($750MM market capitalization) maker of fluid handling equipment (about three quarters of sales and operating income -- specialized pumps, compressors, dispensing and lubrication equipment) and niche industrial products (about one quarter of sales and profits -- vibration control, clamping and other equipment). IEX has consistently earned a high return on equity (currently 25%) and has generated impressive operating margins (currently 18% and has remained near this level throughout economic cycles).

The common characteristics of IEX's businesses which lead to these consistently high returns are: leading global shares (nine out of twelve businesses are the global leader, the remaining three are close seconds, all have at least 33% global shares); a high level of repair and replacement sales (over one-third sales and probably over one-half of profits); customers with below average cyclicality (fire and rescue, water conditioning, coatings, food processings, etc.); and a focus on niche markets (all twelve businesses serve end markets under $250 million) with a shrinking number of competitors (all twelve businesses have fewer competitors than five years ago).

Our interest in IEX was prompted by favorable comments which we received from a number of its customers and suppliers, some of whom are owned in the Fund. IEX has a well-earned reputation of quality, innovation and service. Management is disciplined at both controlling costs and fostering innovation, and owns 6% of the company. The board has a number of well-respected and disciplined outsiders including both Henry Kravis and George Roberts, who through KKR Associates, a partnership consisting mostly of their personal capital, own 30% of IEX. We purchased this high quality enterprise at 11X 1998 estimated EPS of $2.25 or a 35% discount to the S&P Industrials.

Please feel free to call us with any questions or comments on the Fund.

Sincerely yours,


/S/ SIGNATURE        /S/ SIGNATURE               /S/ SIGNATURE
Bernard Groveman     William McElroy             A. Byron Nimocks
Equity Manager       Fixed Income Manager        Equity Manager

STATEMENT OF NET ASSETS

April 30, 1997                                                    (Unaudited)


                                                                    Market
                                                                    Value
FMC SELECT FUND                                      Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (81.8%)
AUTO & TRUCK RELATED (2.4%)
   Mark IV Industries                               23,593      $    549
   Snap-On Tools                                    23,200           893
                                                                --------
                                                                   1,442
                                                                --------
BANKS (8.1%)
   Charter One Financial                             7,665           341
   Compass Bancshares                               23,100           699
   Dime Bancorp *                                   52,100           840
   North Fork Bancorp                               31,500         1,248
   TF Financial                                     32,000           548
   Wells Fargo                                       4,700         1,254
                                                                --------
                                                                   4,930
                                                                --------
CONSUMER PRODUCTS (3.7%)
   Ekco Group                                      168,600           801
   Kimberly-Clark                                   28,600         1,466
                                                                --------
                                                                   2,267
                                                                --------
DEFENSE (0.3%)
   Newport News Shipbuilding                        10,900           163
                                                                --------
FINANCIAL SERVICES (10.3%)
   Federal Home Loan Mortgage Corporation           72,000         2,295
   Federal National Mortgage Association            23,000           946
   Fidelity National Financial                      43,560           539
   Household International                          15,415         1,356
   Northern Trust                                   26,800         1,193
                                                                --------
                                                                   6,329
                                                                --------
FOOD, BEVERAGE & TOBACCO (6.6%)
   Philip Morris                                    31,620         1,245
   Schweitzer-Mauduit International                 51,100         1,667
   UST                                              43,800         1,144
                                                                --------
                                                                   4,056
                                                                --------
HEALTHCARE (4.8%)
   Johnson & Johnson                                 7,400           453
   Pfizer                                            9,200           883
   Schering Plough                                  20,300         1,624
                                                                --------
                                                                   2,960
                                                                --------
HOTELS, LODGING & GAMING (3.1%)
   Harrah's Entertainment*                          25,050           401
   Red Roof Inns*                                   98,800         1,519
                                                                --------
                                                                   1,920
                                                                --------

STATEMENT OF NET ASSETS

April 30, 1997                                                  (Unaudited)

                                                                  Market
                                                                   Value
FMC SELECT FUND (CONTINUED)                         Shares         (000)
--------------------------------------------------------------------------------


MEDIA (13.5%)
   Cognizant                                        82,900      $  2,705
   E.W. Scripps                                     13,000           494
   Gannett                                          20,400         1,780
   Harte-Hanks Communications                       83,850         2,285
   Omnicom Group                                    18,400           975
                                                                --------
                                                                   8,239
                                                                --------
MISCELLANEOUS BUSINESS SERVICES (4.5%)
   Manpower                                         29,200         1,172
   Olsten                                           88,500         1,560
                                                                --------
                                                                   2,732
                                                                --------
MULTIPLE INDUSTRIES (9.1%)
   Blount International                             22,000           891
   General Electric                                 12,200         1,353
   IDEX                                            104,400         2,740
   Stanley Works                                    14,500           564
                                                                --------
                                                                   5,548
                                                                --------
PACKAGING (3.5%)
   Sealed Air *                                     23,600         1,091
   W.R. Grace                                       20,400         1,061
                                                                --------
                                                                   2,152
                                                                --------
RAILROADS (2.1%)
   Burlington Northern Santa Fe                      8,600           677
   Union Pacific                                     9,801           625
                                                                --------
                                                                   1,302
                                                                --------
RETAIL (7.2%)
   Dollar General                                   64,593         2,043
   Intertan*                                       258,500           969
   Tandy                                            27,100         1,419
                                                                --------
                                                                   4,431
                                                                --------
SPECIALTY CHEMICALS (2.6%)
   Great Lakes Chemical                             25,300         1,072
   McWhorter Technologies*                          24,300           535
                                                                --------
                                                                   1,607
                                                                --------
TOTAL COMMON STOCKS
   (Cost $38,700)                                                 50,078
                                                                --------

STATEMENT OF NET ASSETS

April 30, 1997                                                  (Unaudited)



                                                     Face         Market
                                                    Amount         Value
FMC SELECT FUND (CONTINUED)                          (000)         (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (6.4%)
   Aon
        7.400%, 10/01/02                              $150       $   152
   BellSouth Trust MTN
        9.190%, 07/01/03                               190           204
   Commercial Credit
        7.750%, 03/01/05                               150           154
   Eastman Kodak
        9.750%, 10/01/04                               300           347
   Geico
        7.500%, 04/15/05                               200           204
   General Motors
        8.950%, 07/02/09                               200           218
   Gerber Products
        9.000%, 10/15/06                               255           285
   Manufactures & Trader Trust
        8.125%, 12/01/02                               250           260
   Marriott International
        7.875%, 04/15/05                               375           382
   Philip Morris
        7.250%, 01/15/03                               200           199
        7.200%, 02/01/07                               300           292
   Simon Debartolo
        6.875%, 11/15/06                               200           191
   Taubman Realty Group
        7.000%, 10/01/03                               400           385
   Union Pacific
        7.600%, 05/01/05                               250           252
   United Postal Savings Association
        9.000%, 07/26/99                               150           157
   W. R. Grace
        8.000%, 08/15/04                               200           209
                                                                --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,963)                                                   3,891
                                                                --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.1%)
   Aid-Israel Ser 1-A
        7.750%, 04/01/98                                84            86
   Federal Home Loan Mortgage Corporation
        6.830%, 06/15/05                               250           244
   Federal National Mortgage Association
        6.595%, 12/01/03                               498           491
   Financial Assistance
        9.375%, 07/21/03                               200           225
   Government Trade Trust Ser 1995A
        8.010%, 03/01/07                               257           272
   Guaranteed Trade Trust Gtd Trade Ctfs Ser A
        7.020%, 09/01/04                               187           189
   Small Business Administration Ser 1996-10F
        6.500%, 11/01/06                               375           369
                                                                --------

STATEMENT OF NET ASSETS

April 30, 1997                                                  (Unaudited)


                                                  Face Amount      Market
                                                    (000)/         Value
FMC SELECT FUND (CONCLUDED)                         Shares         (000)
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,896)                                                $  1,876
                                                                --------

U.S. TREASURY OBLIGATIONS (8.4%)
   U.S. Treasury Bills
        5.070%, 06/05/97                          $      2             2
        5.040%, 06/26/97                               166           165
        5.240%, 07/10/97                               403           399
        5.190%, 07/24/97                               344           340
        5.250%, 08/21/97                             1,547         1,521
        5.280%, 09/18/97                               921           902
   U.S. Treasury Notes
        5.875%, 10/31/98                               250           249
        9.125%, 05/15/99                               255           269
        8.750%, 08/15/00                               250           267
        8.000%, 05/15/01                               250           263
        7.500%, 11/15/01                               250           259
        6.375%, 08/15/02                               250           248
        6.250%, 02/15/03                               250           246
                                                                --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,133)                                                   5,130
                                                                --------

PREFERRED STOCK (0.0%)
   Fresenius National Medical Care*                 20,400             2
                                                                --------
TOTAL PREFERRED STOCK
   (Cost $0)                                                           2
                                                                --------
TOTAL INVESTMENTS (99.7% )
   (Cost $49,692)                                                 60,977
                                                                --------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                             198
                                                                --------

NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 4,286,331 outstanding
     shares of beneficial interest                                48,788
   Undistributed net investment income                                44
   Accumulated net realized gain on investments                    1,058
   Net unrealized appreciation on investments                     11,285
                                                                --------
TOTAL NET ASSETS (100.0%)                                        $61,175
                                                                 =======
   Net Asset Value, Offering and Redemption Price Per Share       $14.27
                                                                 =======

* NON-INCOME PRODUCING SECURITY
MTN--MEDIUM TERM NOTE
SER--SERIES

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six-month period ended April 30, 1997                       (Unaudited)


                                                                        FMC
                                                                       SELECT
                                                                        FUND
                                                                       (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...............................................      $  337
   Interest Income ..............................................         286
--------------------------------------------------------------------------------
     Total Investment Income.....................................         623
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .....................................         219
   Investment Advisory Fee Waiver ...............................         (21)
   Administrative Fees ..........................................          55
   Custodian Fees ...............................................           3
   Professional Fees ............................................           9
   Transfer Agent Fees ..........................................           7
   Cash Management Fees .........................................           3
   Printing Fees ................................................           9
   Trustee Fees .................................................           3
   Registration and Filing Fees .................................           7
   Pricing Fees .................................................           1
   Insurance and Other Fees .....................................           2
   Amortization of Deferred Organizational Costs ................           4
--------------------------------------------------------------------------------
     Total Expenses .............................................         301
--------------------------------------------------------------------------------
       Net Investment Income ....................................         322
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .......................       1,027
   Net Unrealized Appreciation of Investment Securities .........       3,745
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ............       4,772
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations..........      $5,094
================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six-month period ended April 30, 1997 (Unaudited) and for the year ended October 31, 1996.


                                                      11/1/96         11/1/95
                                                    TO 4/30/97      TO 10/31/96
FMC SELECT FUND                                        (000)           (000)
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income...........................  $    322        $    423
   Net Realized Gain on Securities Sold ...........     1,027           1,531
   Net Change in Unrealized Appreciation
     of Investment Securities .....................     3,745           5,592
--------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations..................................5,094           7,546
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..........................      (299)           (425)
   Realized Capital Gains..........................    (1,500)            (77)
--------------------------------------------------------------------------------
     Total Distributions ..........................    (1,799)           (502)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ..................................    10,905          14,642
   Shares Issued in Lieu of Cash Distributions ....     1,760             418
   Shares Redeemed ................................    (2,694)         (1,397)
--------------------------------------------------------------------------------
   Increase in Net Assets Derived from
     Capital Share Transactions ...................     9,971          13,663
--------------------------------------------------------------------------------
     Total Increase in Net Assets .................    13,266          20,707
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ............................    47,909          27,202
--------------------------------------------------------------------------------
   End of Period ..................................   $61,175         $47,909
================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued .................................       782           1,168
    Shares Issued in Lieu of Cash Distributions ...       130              32
    Shares Redeemed ...............................      (196)           (109)
--------------------------------------------------------------------------------
     Net Increase in Share Transactions ...........       716           1,091
================================================================================

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For the six-month period ended April 30, 1997 (Unaudited) and for the periods ended October 31.

For a Share Outstanding Throughout the Period



          Net                                                                           Net                  Net
         Asset                    Realized and      Distributions    Distributions     Asset               Assets        Ratio
         Value         Net         Unrealized         from Net           from          Value                 End      of Expenses
       Beginning    Investment      Gains on         Investment        Capital          End      Total    of Period    to Average
       of Period      Income       Securities          Income           Gains        of Period   Return     (000)      Net Assets
       ---------    ----------    ------------      -------------    -------------   ---------   ------   ---------   -----------

---------------
FMC SELECT FUND
---------------

1997    $13.42         0.08           1.25              (0.07)          (0.41)         $14.27    10.14%+   $61,175       1.10%*
1996    $10.97         0.14           2.48              (0.14)          (0.03)         $13.42    23.99%    $47,909       1.10%
1995(2) $10.00         0.10           0.96              (0.09)             --          $10.97    10.60%+   $27,202       1.10%*

                                          Ratio
                                          of Net
           Ratio          Ratio         Investment
           of Net      of Expenses        Income
         Investment     to Average      to Average
           Income       Net Assets      Net Assets     Portfolio      Average
         to Average     (Excluding      (Excluding     Turnover     Commission
         Net Assets      Waivers)         Waivers)       Rate        Rate (1)
         ----------    -----------      ----------     ---------    ----------

---------------
FMC SELECT FUND
---------------

1997       1.18%*         1.18%*          1.10%*        11.22%        $0.0600
1996       1.10%          1.20%           1.00%         24.39%        $0.0600
1995(2)    1.96%*         1.57%*          1.49%*         1.87%          n/a


 *  Annualized
 +  Total return is for the period indicated and has not been annualized.
(1) Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(2) The FMC Select Fund commenced operations on May 8, 1995.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 30, 1997                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

April 30, 1997                                                       (Unaudited)

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $35,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $14,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 1997 are as follows:

                                            (000)
                                          ---------
Purchases
  Government ..........................   $  1,141
  Other ...............................     11,723
Sales
  Government ..........................   $    554
  Other ...............................      5,631

At April 30, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1997, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $12,609
Aggregate gross unrealized
  depreciation ........................     (1,324)
                                           -------
Net unrealized appreciation ...........    $11,285
                                           =======
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